MFA 2025-NQM1 Trust ABS-15G

Exhibit 99.24

MFA 2025-NQM1

(1) Type of assets that were reviewed.

Consolidated Analytics, Inc. (“Consolidated Analytics”) performed certain due diligence services (the “Review”) described below on newly originated residential mortgage loans acquired by MFA Financial Inc. through a bulk purchase. The Review was conducted from July 2024 through February 2025 on mortgage loans originated between June 2024 and November 2024.

(2) Sample size of the assets reviewed.

The Review consisted of a sample population of eighty-nine (89) loans with an aggregate principal balance of $46,378,700.00.

(3) Determination of the sample size and computation.

The sample population was determined and provided by Consolidated Analytics’ client (as identified by Item 2). The Review was conducted consistent with the criteria for the nationally recognized statistical rating organization Fitch Ratings, Inc., NRSRO(s), identified in Item 3 of the ABS Due Diligence-15E. Consolidated Analytics does not know the size of the overall securitization population and other third-party review (“TPR”) firms may have reviewed loans within the overall securitization population.

(4) Quality or integrity of information or data about the assets: review and methodology.

Consolidated Analytics compared data fields on the bid tape provided by the Client to the data found in the actual mortgage loan file as captured by Consolidated Analytics. This comparison, when data was available, included the following data fields:

Property Type	Origination Date	Original Appraised Value
Rate Lock Date	Original PI Payment	Borrower Last Name
Escrow Indicator	Loan Purpose	Loan Type
Maturity Date	Property Units	Occupancy
Orig Front End DTI	Original Note Rate	Original CLTV
Original LTV	Original Term	Sales Price
Orig Back End DTI	Property Address	Property City
Property State	Property Zip	UW FICO Utilized
AUS Type	Amortization Type	All Borrower Total Income
First Payment Date	Lien Position	Reserves
Original HOA Payment	Original PITI Payment	Borrower 1 First Name
Interest Rate

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

A.       QM or ATR Validation / Review of 8 Key Underwriting Factors

1.	Income / Assets

a.	Validate borrower(s) monthly gross income

b.	Validate funds required to close, required reserves

c.	Review file documentation for required level of income and asset verifications

2.	Employment Status

a.	Review file documentation for required level of employment

3.	Monthly Mortgage Payment

a.	Confirm program, qualifying rate, terms

4.	Simultaneous Loans

a.	Validate all concurrent loans are included in the DTI to properly assess the ability to repay

5.	Mortgage Related Obligations: PITI, HOA, PMI, etc.

a.	Validate subject loan monthly payment (PITI) and associated obligations

6.	Debts / Obligations

a.	Validate monthly recurring liabilities

7.	DTI and/or Residual Income

a.	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file

b.	Documentation meets Appendix Q requirements for QM Loans

8.	Credit History

a.	Review credit report for credit history and required credit depth including any / all inquiries

b.	Determine representative credit score from credit report

9.	Validate loan-to-value (LTV) and combined loan-to-value

10.	Review borrower’s occupancy

11.	Validation through third party resource of the subject properties most recent twelve (12) month sales history

12.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower’s willingness and ability to repay the debt

13.	Confirm that Final 1003 is sufficiently completed

14.	Provide Audit 1008 with accurate data based on file documentation

15.	Confirm Loan Approval conditions were met

16.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible

17.	General QM for any loans originated under the GQM Rule

        1.       Pricing Thresholds:

a.       Pricing for First Lien Loans:

i.	2.25% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

ii.	3.5% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

iii.	6.5% for a first-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

b.       Pricing for Subordinate Lien Loans:

i.	3.5% for a subordinate-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

ii.	6.5% for a subordinate-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

c.	Pricing for Manufactured Homes:

i.	2.25% for a first-lien covered transaction secured by a manufactured home with a loan amount equal to or greater than the applicable dollar amount threshold; and

ii.	6.5% for a covered transaction secured by a manufactured home with a loan amount less than the applicable dollar amount threshold.

2.	Consider Income and Assets:

i.	Consumer’s current or reasonably expected income or assets (other than the value of the dwelling that secures the loan;

ii.	The consumer’s debt obligations, alimony, child support; and

iii.	The monthly DTI or residual income.

3.	Verification of Income and Assets:

a.	Verification in compliance with one of the “safe harbor” guidelines will meet the QM verification requirement. A creditor is allowed to “mix and match” provisions of the different guidelines rather than only apply one guideline per loan.

The specific guidelines that the CFPB is designating for the safe harbor are: The GQM Rule provides that if the creditor verifies the consumer’s income or assets, debt obligations, alimony, child support, and monthly DTI or residual income by meeting the standards of certain specified third-party underwriting manuals, then a creditor is presumed to have complied with the verification requirement. These specified manuals are:

i.	Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;

ii.	Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020;

iii.	Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single Family Housing Policy Handbook, issued October 24, 2019;

iv.	Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;

v.	Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019; and

vi.	Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single Family Guaranteed Loan Program, revised March 19, 2020.

(6) Value of collateral securing the assets: review and methodology.

Consolidated Analytics performed a “Valuation Review,” which included the following:

1.	Review original appraisal, determination that property is in “average” condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.

2.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.

3.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.

4.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.

5.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.

6.	Ensure that the appraisal conforms to the guidelines provided from the Client

7.	Review appraisal to ensure all required documents were included.

8.	Review location map provided within the appraisal for external obsolescence.

9.	Ensure highest and best use and zoning complies with guidelines.

10.	Confirm there are no marketability issues that affect the subject property.

11.	Ensure subject property does not suffer any functional obsolescence.

12.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.

13.	Additional valuation products were not required when the CU score provided was 2.5 or below or the appraisal LCA risk score was eligible for Collateral Rep and Warranty relief. In the event the CU score was greater than 2.5 or the LCA score was not eligible for R&W relief, an additional valuation product was obtained to confirm value was supported within 10% tolerance. In some instances, based on guideline from the seller, CDA’s were ordered on loans that had an acceptable CU score or R&W eligibility.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third party valuation product.

For loans reviewed in a post-close valuation review scenario (89 loans in total):

Four (4) loans had a Secondary Appraisal, zero (0) loans had an AVM, and forty-one (41) loans had Desktop Reviews.

If a loan with an AVM or Desktop Review fell outside of a -10% tolerance, was inconclusive, or a PIW was present, then a Field Review, a Broker Price Opinion (BPO) along with a Reconciliation of the values or a 2nd Appraisal was completed. There was one (1) occurrence of this.

Zero (0) loans had a Field Review or BPO, one (1) loan had a Second Desk Review, and zero (0) loans had a Full Appraisal Review, all of which supported value.

Product totals may not sum due to multiple products for each loan

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

c.	Tolerance Testing

i.	Compare Loan Estimate and Closing Disclosures

ii.	Identify Tolerance Violations and applicable cost to cure

d.	Comprehensive review of Closing Disclosure to determine transaction accuracy

e.	Recalculation of APR and Finance Charge

f.	Testing of:

i.	Federal High Cost Mortgage provisions

ii.	Federal Higher Priced Mortgage Loans provisions

iii.	Local and/or State Anti-predatory and High Cost provisions

iv.	HOEPA Points and Fees

g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures

i.	Service Provider List

ii.	Home Ownership Counselling Disclosure

iii.	ARM Disclosure

h.	Compliance with QM as it relates to:

i.	APR Test

ii.	Points & Fees Test

iii.	Prepayment Penalty Test

iv.	Product Eligibility Testing

i.	Notice of Right to Cancel (Rescission) Review

i.	Confirm transaction date, expiration date, and disbursement date

ii.	Confirm document is properly executed by all required parties to the transaction

iii.	Confirm the correct Right of Rescission document was executed for the transaction type

j.	Confirm through NMLS the loan originator and originating firm’s license status was active and properly disclosed on appropriate loan documents

k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)

l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

(8) Other: review and methodology.

Not applicable.

Attachment B
Item 5: Summary of findings and conclusions of review

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	51	$21,565,650.00	57.30%
Event Grade B	37	$23,553,050.00	41.57%
Event Grade C	1	$1,260,000.00	1.12%
Event Grade D	0	$0.00	0%
Total Sample	89	$46,378,700.00	100.00%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	61	68.54%
Event Grade B	28	31.46%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	89	100.00%

Compliance Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	83	93.26%
Event Grade B	6	6.74%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	89	100.00%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	79	88.76%
Event Grade B	9	10.11%
Event Grade C	1	1.12%
Event Grade D	0	0%
Total Sample	89	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
	A	No Credit Findings	34
		All Interested Parties Not Checked with Exclusionary Lists	10
		Asset Qualification Does Not Meet Guideline Requirements	9
		Verification of Rent (VOR)/Verification of Mortgage (VOM) Document is incomplete	7
		Property Title Issue	6
		Rent Loss Insurance Missing	5
		The Final 1003 is Incomplete	4
		PUD Rider is Missing	2
		Housing History Does Not Meet Guideline Requirements	2
		Purchase Contract is Expired	2
		Hazard insurance dwelling coverage is not sufficient	2
		Income and Employment Do Not Meet Guidelines	2
		Third Party Fraud Report Partially Provided	2
		Borrower 2 3rd Party VOE Prior to Close Missing	2
		Audited DTI Exceeds Guideline DTI	2
		Missing letter of explanation	2
		Asset do not meet guidelines	1
		Third Party Fraud Report not Provided	1
		The Deed of Trust is Incomplete	1

Credit	Income 3 Months Income Verified is Missing	1
	AUS Not Provided	1
	Borrower 1 CPA Letter Missing	1
	Borrower 3 3rd Party VOE Prior to Close Missing	1
	Missing Income - Bank Statements	1
	The Initial 1003 is Missing	1
	Missing income documentation	1
	Title Coverage is Less than Subject Lien	1
	Borrower 1 Credit Report is Incomplete	1
	Potential Occupancy/Current Address Issues identified in the file	1
	Missing Letter of Explanation (Assets)	1
	Borrower 2 Credit Report is Incomplete	1
	Missing Letter of Explanation (Income)	1
	Borrower residency documentation not provided or issue with documentation	1
	Missing Verification of Rent	1
	Citizenship Documentation Not Provided	1
	Missing verification of taxes, insurance, and/or HOA fees for non-subject property	1
	The Note is Incomplete	1
	Missing VOM or VOR	1
	Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	1
	Borrower 1 Personal Bank Statements Missing	1
	Verification of Borrower Liabilities Missing or Incomplete	1
	No evidence of required debt payoff	1
	Income 2 Months Income Verified is Missing	1

	Potential Fraud Reflected on Fraud Report	1
	Total Credit Grade (A) Exceptions:	121
B	Audited Loan Amount is greater than Guideline Minimum Loan Amount	4
	Housing History Does Not Meet Guideline Requirements	3
	Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	2
	Payment shock exceeds guideline	2
	Audited LTV Exceeds Guideline LTV	2
	Borrower 1 Credit Report is Incomplete	2
	Income 3 Months Income Verified is Missing	1
	Fraud Report Shows Uncleared Alerts	1
	Loss Rent Coverage Not Sufficient	1
	Missing income documentation	1
	Audited DTI Exceeds Guideline DTI	1
	Missing VOM or VOR	1
	Income and Employment Do Not Meet Guidelines	1
	Asset Qualification Does Not Meet Guideline Requirements	1
	Audited FICO is less than Guideline FICO	1
	Trade line count does not meet program requirements	1
	Non-occupant co-borrowers not allowed per guidelines	1
	Borrower owns more financed properties than allowed per guidelines	1
	Title Document is Partially Present	1
	Cash Out Does Not Meet Guideline Requirements	1
	Asset 3 Does Not Meet Guideline Requirements	1
	DSCR is less than guideline minimum	1

		Total Credit Grade (B) Exceptions:	31
Compliance	A	No Compliance Findings	58
		Higher-Priced Mortgage Loan Test	25
		CA AB 260 Higher-Priced Mortgage Loan Test	5
		CT Nonprime Home Loan Test	2
		MD COMAR Higher-Priced Mortgage Loan Test	2
		Charges That Cannot Increase Test	1
		NC Rate Spread Home Loan Test	1
		Evidence of Appraisal Delivery to Borrower not Provided or Late (12 CFR 1002.14(a)(1))	1
		Missing evidence required disclosure provided at closing	1
		Total Compliance Grade (A) Exceptions:	96
	B	Charges That Cannot Increase Test	3
		Missing evidence required disclosure provided at closing	2
		Charges That In Total Cannot Increase More Than 10% Test	1
		Total Compliance Grade (B) Exceptions:	6
Property	A	No Property Findings	75
		Third Party Valuation Product Not Provided within 10% Tolerance	1
		Property Issue(s) are Present	1
		FEMA Declared Disaster Dated Prior to the Note Date, After Appraisal Date	1
		Appraisal incomplete (missing map, layout, pages, etc.)	1
		Total Property Grade (A) Exceptions:	79
	B	Property/Appraisal General	4
		Appraisal is Expired	3
		Second Appraisal is Expired	1

	HOA Does Not Meet Guidelines	1
	Ineligible Property	1
	Total Property Grade (B) Exceptions:	10
C	Third Party Valuation Product Not Provided within 10% Tolerance	1
	Total Property Grade (B) Exceptions:	1

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the eighty-nine (89) mortgage loans reviewed, twenty-four (24) unique mortgage loans (26.97% by loan count) had a total of thirty-one (31) discrepancies across six (6) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Borrower 1 Last Name	17	54.84%
Qualifying FICO	8	25.81%
Qualifying CLTV	2	6.45%
Qualifying LTV	2	6.45%
Borrower 1 First Name	1	3.23%
Property Zip Code	1	3.23%
Grand Total	31	100.00%

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.

Credit Event Grades
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an “as-is” basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an “as-is” basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.